SECURITIES AND EXCHANGE
                                   COMMISSION

                             Washington, D.C. 20549






                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




          Date of Report (Date of earliest event reported) July 2, 2004
                                                           ------------

                                     ELKCORP
                  --------------------------------------------
             (Exact name of Registrant as specified in its charter)


            DELAWARE                       1-5341                 75-1217920
------------------------------     ----------------------    -------------------
(State or other jurisdiction of    Commission File Number      (I.R.S. Employer
incorporation or organization)                               Identification No.)



14911 QUORUM DRIVE, SUITE 600, DALLAS, TEXAS                       75254-1491
--------------------------------------------                       ----------
(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code               (972)851-0500
                                                                 -------------


                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events
---------------------

On July 2, 2004, the company issued a press release announcing the appointment of a new independent director.

Item 7.  Exhibits
-----------------

99.1     Press release dated July 2, 2004 of ElkCorp.

                                   SIGNATURES


Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      ElkCorp




DATE:         July 2, 2004            /s/ Gregory J. Fisher
     --------------------------       ----------------------
                                      Gregory J. Fisher
                                      Senior Vice President,
                                      Chief Financial Officer and Controller



                                      /s/ Leonard R. Harral
                                      ---------------------
                                      Leonard R. Harral
                                      Vice President, Chief Accounting
                                      Officer and Treasurer